Exhibit 10.1

Execution Version

NOTES FORBEARANCE AGREEMENT

This NOTES FORBEARANCE AGREEMENT (this “Agreement”), dated as of October 30, 2023, is made and entered into by and among WeWork Companies LLC, a Delaware limited liability company (the “Issuer”), WW Co-Obligor Inc., a Delaware corporation (the “Co-Obligor” and, together with the Issuer, the “Issuers”), WeWork Inc., a Delaware corporation (the “Company”), and the other guarantors signatory hereto (collectively with the Company, the “WeWork Guarantors” and, collectively with the Issuer and Co-Obligor, the “Notes Parties” and each individually, a “Notes Party”), and the undersigned holders (collectively, the “Forbearing Stakeholders”) of the Issuers’ (a) First Lien Senior Secured PIK Notes due 2027 (the “First Lien Notes”), (b) Second Lien Senior Secured PIK Notes due 2027 (the “Second Lien Notes”), (c) Second Lien Exchangeable Senior Secured PIK Notes due 2027 (the “Second Lien Exchangeable Notes”) and (d) Third Lien Exchangeable Senior Secured PIK Notes due 2027 (the “Third Lien Exchangeable Notes” and, collectively with the First Lien Notes, the Second Lien Notes and the Second Lien Exchangeable Notes, the “Notes” and, the Notes collectively with the Indentures (as defined below) and the other notes documents related to each of the Indentures, the “Notes Documents”).

WHEREAS, the Issuers, the WeWork Guarantors and U.S. Bank Trust Company, National Association, as trustee (in such capacity, the “First Lien Notes Trustee”) and collateral agent (in such capacity, the “First Lien Notes Collateral Agent”), are party to that certain First Lien Senior Secured PIK Notes Indenture, dated as of May 5, 2023 (the “Base Indenture”), as amended by that certain First Supplemental Indenture, dated as of July 17, 2023 (the “First Supplemental Indenture”), and that certain Second Supplemental Indenture, dated as of August 25, 2023 (the “Second Supplemental Indenture” and collectively with the Base Indenture and the First Supplemental Indenture, and as further amended, supplemented or otherwise modified from time to time, the “First Lien Notes Indenture”), under which the First Lien Notes were issued.

WHEREAS, the Issuers, the WeWork Guarantors and U.S. Bank Trust Company, National Association, as trustee (in such capacity, the “Second Lien Notes Trustee”) and collateral agent (in such capacity, the “Second Lien Notes Collateral Agent”), are party to that certain Second Lien Senior Secured PIK Notes Indenture, dated as of May 5, 2023 (as amended, supplemented or otherwise modified from time to time, the “Second Lien Notes Indenture”), under which the Second Lien Notes were issued.

WHEREAS, the Issuers, the WeWork Guarantors and U.S. Bank Trust Company, National Association, as trustee (in such capacity, the “Second Lien Exchangeable Notes Trustee”) and collateral agent (in such capacity, the “Second Lien Exchangeable Notes Collateral Agent”), are party to that certain Second Lien Exchangeable Senior Secured PIK Notes Indenture, dated as of May 5, 2023 (as amended, supplemented or otherwise modified from time to time, the “Second Lien Exchangeable Notes Indenture”), under which the Second Lien Exchangeable Notes were issued.

WHEREAS, the Issuers, the WeWork Guarantors and U.S. Bank Trust Company, National Association, as trustee (in such capacity, the “Third Lien Exchangeable Notes Trustee” and, collectively with the First Lien Notes Trustee, the Second Lien Notes Trustee and the Second Lien Exchangeable Notes Trustee, the “Trustees”) and collateral agent (in such capacity, the “Third Lien Exchangeable Notes Collateral Agent” and, collectively with the First Lien Notes Collateral Agent, the Second Lien Notes Collateral Agent and the Second Lien Exchangeable Notes Collateral Agent, the “Notes Collateral Agents”), are party to that certain Third Lien Exchangeable Senior Secured PIK Notes Indenture, dated as of May 5, 2023 (as amended, supplemented or otherwise modified from time to time, the “Third Lien Exchangeable Notes Indenture” and collectively with the First Lien Notes Indenture, the Second Lien Notes Indenture and the Second Lien Exchangeable Notes Indenture, the “Indentures” and each, an “Indenture”), under which the Third Lien Exchangeable Notes were issued.

WHEREAS, the Forbearing Stakeholders collectively beneficially own in the aggregate approximately (a) (i) 95.6% of the aggregate principal amount of the Series I First Lien Notes (as defined in the First Lien Notes Indenture), (ii) 100% of the aggregate principal amount of the Series II First Lien Notes (as defined in the First Lien Notes Indenture), (iii) 100% of the aggregate principal amount of the Series III First Lien Notes (as defined in the First Lien Notes Indenture); (b) 93.9% of the aggregate principal amount of the Second Lien Notes; (c) 100% of the aggregate principal amount of the Second Lien Exchangeable Notes; and (d) 100% of the aggregate principal amount of the Third Lien Exchangeable Notes.

WHEREAS, the Notes Parties have requested that the Forbearing Stakeholders temporarily forbear during the Forbearance Period (as defined below) from accelerating the maturity of the Notes and declaring the principal, premium, and accrued and unpaid interest (if any) of the Notes immediately due and payable in accordance with the terms of the Notes Documents, and from otherwise exercising any remedies (or directing the Trustees to exercise any remedies) pursuant to Article 6 of the applicable Indentures or otherwise, solely to the extent arising from the occurrence and continuation of the Specified Defaults and Events of Default (as defined below), subject to the terms and conditions of this Agreement.

NOW, THEREFORE, in consideration of the foregoing, the terms, covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION I. FORBEARANCE

Section 1.01 Confirmation by the Notes Parties of Obligations and Specified Defaults and Events of Default. The Notes Parties hereby acknowledge and agree that:

(a) as of the date of this Agreement, (i) the aggregate principal amount of Series I First Lien Notes outstanding is $525,000,000, (ii) the aggregate principal amount of Series II First Lien Notes outstanding is $306,250,000, (iii) the aggregate principal amount of Series III First Lien Notes outstanding is $181,250,000, (iv) the aggregate principal amount of Second Lien Notes is $687,212,250, (v) the aggregate principal amount of Second Lien Exchangeable Notes is $187,500,000 and (vi) the aggregate principal amount of Third Lien Exchangeable Notes is $269,625,000 (in each case, not inclusive of accrued and unpaid interest, PIK Interest, default interest, fees, and other amounts payable under the Notes Documents), and such amounts, together with all of the other obligations of the Notes Parties under the Indentures, are validly owing and not subject to any right of setoff, offset, deduction, defenses, claim, or counterclaim in favor of the Notes Parties;

(b) but for the execution of this Agreement and any remaining applicable grace periods, the Specified Defaults and Events of Default would permit the Forbearing Stakeholders to exercise rights and remedies provided for under the Notes Documents and applicable law against the Notes Parties, their property and assets and their interests in property and assets (the “Rights and Remedies”), without the need for any further notice to the Notes Parties, unless notice is otherwise required under the applicable Indentures;

(c) the Notes Documents are unchanged and in full force and effect, and the applicable Notes Parties further ratify and affirm the Notes Documents, including any and all liens and other security interests securing the same, and agree that the Notes Documents and the liens and security interests securing the same constitute valid and binding obligations and agreements of, and security interests and liens on, the applicable Notes Parties and the Shared Collateral1 enforceable by the applicable Trustees, the applicable Notes Collateral Agents (in the case of liens and security interests) and the Forbearing Stakeholders, as applicable, against the applicable Notes Parties and their assets in accordance with the terms of the Notes Documents;

(d) the Forbearing Stakeholders have not waived, released or compromised and do not hereby waive, release or compromise any events, occurrences, acts, or omissions that may constitute or give rise to any defaults, including, without limitation, the Specified Defaults and Events of Default, that existed or may have existed, exist or may presently exist, or may arise in the future, nor does any Forbearing Stakeholder waive any Rights and Remedies;

(e) the execution and delivery of this Agreement shall not: (i) constitute an extension, modification, or waiver of any aspect of the Indentures; (ii) extend the terms of the Notes or the due date of any of the Notes; (iii) give rise to any obligation on the part of the Forbearing Stakeholders to extend, modify or waive any term or condition of the Notes; (iv) establish any course of dealing with respect to the Notes; or (v) give rise to any defenses or counterclaims to the right of the Forbearing Stakeholders to compel payment of the Notes or otherwise enforce their Rights and Remedies following the termination of the Forbearance Period;

(f) the Notes Parties have requested the Forbearing Stakeholders’ forbearance as set forth in this Agreement, which provides direct and substantial benefits to the Notes Parties;

(g) the Forbearing Stakeholders’ agreement to forbear in the exercise of their Rights and Remedies solely on account of the Specified Defaults and Events of Default as provided herein shall not invalidate, impair, negate or otherwise affect the applicable Trustee’s or Forbearing Stakeholders’ ability to exercise their Rights and Remedies or otherwise with respect to the Specified Defaults and Events of Default following the termination of the Forbearance Period, and the Notes Parties acknowledge and agree that the forbearance provided hereby is limited in time and scope and is subject to the terms and conditions set forth herein;

(h) the Notes Parties understand and accept the temporary nature of the forbearance provided hereby and that the Forbearing Stakeholders have given no assurances that they will extend such forbearance or provide further waivers or amendments to the Indentures; and

(i) upon the occurrence of a Termination Event (as defined below), the Forbearing Stakeholders shall be entitled to exercise all Rights and Remedies in respect of the Specified Defaults and Events of Default under the Notes Documents and applicable law.

Section 1.02 Forbearance. In reliance upon the representations and warranties, agreements, and covenants of the Notes Parties contained in this Agreement, and subject to the terms and conditions provided herein, during the period commencing on the date hereof and ending upon the event earliest to occur of (a)–(m) below (any such event in the following clauses (a)–(m) of this Section 1.02, a “Termination Event,” and the period beginning on the date of this Agreement and ending automatically on the date of the Termination Event, the “Forbearance Period”), each Forbearing Stakeholder hereby agrees

[1]

As defined in that certain Amended and Restated Pari Passu Intercreditor Agreement, dated as of May 5, 2023, by and among, the Issuer, the other grantors party thereto, Goldman Sachs International Bank, as authorized representative for the credit agreement secured parties, and U.S. Bank Trust Company, National Association, as authorized representative for the senior secured notes creditors (as amended, restated, amended and restated, supplemented, or otherwise modified from time to time, the “First Lien Pari Passu Intercreditor Agreement”).

-(x) to forbear from exercising any of its Rights and Remedies, including with respect to an acceleration, under the applicable Indentures or applicable law with respect to any Default or any Event of Default (as defined in the applicable Notes Documents) arising under Section 6.01 of the applicable Indentures relating to or as a proximate result of (i) the Issuers’ failure to pay interest on the Notes which was due on October 1, 2023 and payable on October 2, 2023 or during the subsequent 30-day grace period, and (ii) the entry by the Notes Parties into this Agreement with an Affiliate (as defined in each Indenture) of the Issuer without complying with certain requirements set forth in Section 4.14 of each Indenture (clauses (i) and (ii) together, the “Specified Defaults and Events of Default”) and (y) to exercise its rights, as applicable, to direct the Trustees and the Notes Collateral Agents to forbear from exercising any remedy available to the Trustees or Notes Collateral Agents or exercising any trust or power conferred upon the Trustees or Notes Collateral Agents with respect to the Specified Defaults and Events of Default prior to the occurrence of a Termination Event; provided, that any such actions shall be at no cost to the Forbearing Stakeholders, and the Forbearing Stakeholders shall not be required to provide any indemnities or otherwise take any action or issue any direction or instruction that would (or, in the Forbearing Stakeholders’ reasonable discretion, could) cause the Forbearing Stakeholders to become liable for any amounts to the Trustees or any other person. For the avoidance of doubt, each Forbearing Stakeholder agrees that it will not (individually or collectively) deliver any notice or instruction to the Trustees directing the Trustees to exercise any of the rights and remedies under the Indentures or applicable law with respect to the Specified Defaults and Events of Default during the Forbearance Period; provided, further, that interest on all overdue principal and interest (including, for the avoidance of doubt, default interest) with regard to the Notes shall continue to accrue in accordance with the applicable Indentures but, for the avoidance of doubt, shall not be due and payable during the Forbearance Period. A copy of this Agreement shall be delivered by counsel to the Notes Parties to the Trustees, the Notes Collateral Agents, and their respective counsel, with Weil, Gotshal & Manges LLP (“Weil”) as counsel to the Forbearing SoftBank Parties (as defined herein), Cooley LLP (“Cooley”) as counsel to the Forbearing Cupar Parties (as defined herein), and Davis Polk & Wardwell LLP (“Davis Polk”) as counsel to the Forbearing AHG Noteholders (as defined herein) copied, and such delivery is hereby deemed to constitute the direction required by subclause (y) of this Section 1.02 and satisfy each Forbearing Stakeholder’s obligation to so direct the Trustees and the Notes Collateral Agents.

A Termination Event under this Section 1.02 consists of the earliest of any of the following:

(a) 11:59 p.m. (New York City time) on November 6, 2023;

(b) failure by the Company to provide to each of (x) SoftBank Vision Fund II-2 L.P. and any of its affiliates that hold the Notes (collectively, the “Forbearing SoftBank Parties”), (y) Cupar Grimmond, LLC (“Cupar”) and any of its affiliates that hold the Notes (collectively, the “Forbearing Cupar Parties”) and (z) the Forbearing AHG Noteholders (as defined below), by November 1, 2023, a 13-week cash flow forecast for the period commencing on or about November 6, 2023 that is in form and substance acceptable to each of (aa) the Forbearing SoftBank Parties, (bb) the Forbearing Cupar Parties, and (cc) at least two (2) separate institutions constituting Forbearing Stakeholders who hold a majority in face amount of the Notes held by members of the ad hoc group represented by Davis Polk (the “Forbearing AHG Noteholders” and, such majority of Forbearing AHG Noteholders, the “Majority Forbearing AHG Noteholders”);

(c) the occurrence of any Event of Default (as defined in the Indentures) under the Indentures following the date hereof other than the Specified Defaults and Events of Default;

(d) commencement by any of the Notes Parties of a case under title 11 of the United States Code or any similar reorganization, liquidation, insolvency, or receivership proceeding under applicable law;

(e) payment of all of the interest that was due on October 1, 2023 and payable on October 2, 2023 under the applicable Indentures to each Forbearing Stakeholder, as applicable;

(f) the failure of delivery by the Company and/or its advisors of answers to the questions by November 1, 2023, as set forth in the diligence list delivered to the Company’s advisors on October 17, 2023 by Ducera, in each case reasonably satisfactory to each of the Forbearing Stakeholder Advisors;

(g) the failure by the Company to pay any amounts owed to Weil, Houlihan Lokey Capital, Inc. (“Houlihan”), Wollmuth Maher & Deutsch LLP (“WMD”), Cooley, Piper Sandler & Co. (“Piper Sandler”), Davis Polk, Ducera Partners (“Ducera”), Greenberg Traurig LLP (“Greenberg Traurig”), Loyens & Loeff N.V. (“L&L”), and Freshfields Bruckhaus & Deringer LLP (“Freshfields”) in accordance with Section 2.02 of this Agreement;

(h) any of the Notes Parties taking any of the following actions: (i) the incurrence of any indebtedness outside of the ordinary course of business; (ii) the granting of any lien outside of the ordinary course of business; (iii) the making of any investment outside of the ordinary course of business; (iv) the consummation or completion of any merger, consolidation, acquisition, sale, or disposition of assets, or similar transaction outside the ordinary course of business or (v) any other action outside of the ordinary course of business, which includes, without limitation, (1) the issuance of any common or preferred stock or partnership interests, units, shares or other equity or equity convertible interests, (2) the amendment of the organizational, governance, corporate, limited liability or partnership documents of the Notes Parties, and (3) any agreement, contractual or other similar arrangement with the Forbearing Softbank Parties (other than any agreement, contractual or other similar arrangement with the Forbearing SoftBank Parties relating to the Credit Agreement2), Forbearing AHG Noteholders, and/or the Forbearing Cupar Parties, in each case without the express written consent of each of the Forbearing SoftBank Parties, the Forbearing Cupar Parties, and the Majority Forbearing AHG Noteholders;

(i) the entry by any Notes Party into any support agreement or definitive documentation with respect to, or announcement by any Notes Party of its intent to pursue, any restructuring, recapitalization, refinancing, repurchase or other material transaction in respect of any Notes or any of its properties, whether through a court-supervised insolvency proceeding or otherwise, without the express written consent of each of the Forbearing SoftBank Parties, the Forbearing Cupar Parties, and the Majority Forbearing AHG Noteholders;

(j)  the entry by any Notes Party into any material agreement or transaction with any of its landlords, in each case requiring, during the Forbearance Period, either (x) a draw on any letter of credit in excess of $2.00 million in satisfaction of such Notes Party’s existing obligations or (y) aggregate cash payments by such Notes Party in excess of $5.00 million, in each case without (i) notice delivered to each of the Forbearing SoftBank Parties, the Forbearing Cupar Parties, and the Majority Forbearing AHG Noteholders at least 24 hours prior to such entry (which may be delivered to Weil on behalf of the Forbearing SoftBank Parties, Cooley on behalf of the Forbearing Cupar Parties, and Davis Polk on behalf of the Majority Forbearing AHG Noteholders) and (ii) the prior written consent of each of the Forbearing SoftBank Parties, the Forbearing Cupar Parties, and

[2]

“Credit Agreement” means, as amended, restated, amended and restated, supplemented, or otherwise modified from time to time, that certain Credit Agreement, dated as of December 27, 2019, by and among the Issuer, SoftBank Vision Fund II-2 L.P., SVF II GP (Jersey) Limited, and SB Global Advisers Limited, as obligors, the several issuing creditors and letter of credit participants from time to time parties thereto, Goldman Sachs International Bank, as senior tranche administrative agent and shared collateral agent, Kroll Agency Services Limited, as junior tranche administrative agent, and the other parties thereto from time to time.

the Majority Forbearing AHG Noteholders (which may be provided by Weil acting at the direction of the Forbearing SoftBank Parties, Cooley acting at the direction of the Forbearing Cupar Parties, and Davis Polk acting at the direction of the Majority Forbearing AHG Noteholders), not to be unreasonably withheld; provided, that, such advance notice and consent shall not be required for any Notes Party to enter into any such agreement or transaction with landlords on an emergency basis to preserve the Company’s or its subsidiaries’ ongoing operations or membership as long as notice is given to each of the parties described in this subsection (i) within one business day following any such agreement or transaction;

(k) any payment by the Notes Parties of principal, premium or interest on any of its outstanding funded indebtedness;

(l) failure by the applicable Notes Parties to enter into the Ducera engagement letter by 5:00 p.m. (New York City time) on November 1, 2023; or

(m) any Notes Party breaches, does not comply with or otherwise fails to satisfy any provision of this Agreement in all material respects.

SECTION II. AFFIRMATIVE COVENANTS

Section 2.01 Information; Access. The applicable Notes Parties shall provide the Forbearing Stakeholders with all information related to the Notes Parties, its properties and business or any restructuring transaction, in each case as it becomes available and to the extent reasonably requested by the Forbearing Stakeholders; provided, however, that to the extent such diligence information is designated as professional eyes only, such diligence information shall be provided to the Forbearing Stakeholders’ Advisors, and the Notes Parties and their advisors shall act reasonably and in good faith to ensure that the maximal amount of such information that can be provided to the Forbearing Stakeholders pursuant to the terms of the non-disclosure agreements between such Forbearing Stakeholders is so provided. Any such information provided by the Notes Parties to any of the Forbearing Stakeholders (including, but not limited to information provided to the Forbearing Softbank Parties, the Forbearing Cupar Parties, or the Majority Forbearing AHG Noteholders pursuant to this Section 2.01), shall be shared substantially contemporaneously with the Forbearing Softbank Parties, the Forbearing Cupar Parties, and the Majority Forbearing AHG Noteholders (or their advisors to the extent such information is designated as professional eyes only), as applicable.

Section 2.02 Retention of Professionals. The applicable Notes Parties covenant and agree that they shall pay the reasonable and documented fees and expenses of (a) each of Weil, Houlihan, and WMD (collectively, the “SoftBank Advisors”), (b) each of Cooley and Piper Sandler (the “Cupar Advisors”), (c) each of Davis Polk, Ducera, Greenberg Traurig, L&L and Freshfields (the foregoing, collectively, the “Forbearing AHG Noteholder Advisors”, and together with the SoftBank Advisors and the Cupar Advisors, the “Forbearing Stakeholder Advisors”), and (d) any other advisors retained by the Forbearing Stakeholders, in each case, within one (1) business day of receipt of an invoice (together with any required W-9 or other similar required tax forms) therefor, including invoices delivered on the date hereof.

Section 2.03 Negotiations with Landlords and General Restructuring Progress. The Notes Parties covenant and agree that they shall arrange and facilitate weekly meetings between Hilco Real Estate, LLC and the Forbearing Stakeholders who wish to so participate and at their reasonable request such that the Forbearing Stakeholders are regularly appraised of the status of negotiations with landlords. The Notes Parties further covenant and agree that they shall provide weekly updates to the Forbearing Stakeholders regarding general restructuring progress prior to any Termination Event. The weekly updates and meetings described in this Section 2.03 shall be set on days and times reasonably acceptable to each of the Forbearing SoftBank Parties, the Forbearing Cupar Parties, and the Majority Forbearing AHG Noteholders, and shall be conducted pursuant to the terms of the existing confidentiality agreements between the Forbearing Stakeholders and the applicable Notes Parties without the need to amend any such agreements. Any such information shared by the Notes Parties pursuant to the aforementioned weekly updates and meetings shall be shared substantially contemporaneously with the Forbearing Softbank Parties, the Forbearing Cupar Parties, and the Majority Forbearing AHG Noteholders, as applicable.

SECTION III. CONDITIONS TO EFFECTIVENESS

Section 3.01 Conditions to Effectiveness. The effectiveness of this Agreement is subject to the following:

(a) the payment by the applicable Notes Parties of the accrued and unpaid documented and reasonable fees and expenses invoiced to the Company (together with any required W-9 or other similar required tax forms) prior to the date hereof of (i) Weil; (ii) Houlihan; (iii) WMD; (iv) Cooley; (v) Piper Sandler; (vi) Davis Polk, (vii) Ducera; (viii) Greenberg Traurig LLP; (ix) L&L and (x) Freshfields Bruckhaus & Deringer LLP, and in each case it is hereby acknowledged by the applicable Notes Parties that additional accrued and unpaid fees and expenses of the foregoing advisors in excess of the amount paid pursuant to this provision have not been waived and all rights of the Forbearing Stakeholders are reserved with respect to payment of such accrued and unpaid amounts; and

(b) payment by the applicable Note Parties to Cupar of all outstanding fees related to the Cupar letter of credit in the amount previously invoiced to the Company (together with any required W-9 or other similar required tax forms).

SECTION IV. REPRESENTATIONS AND WARRANTIES

Section 4.01 Notes Parties Representations and Warranties. To induce the Forbearing Stakeholders to execute and deliver this Agreement, each Notes Party represents, warrants and covenants that:

(a) each Notes Party is duly organized, validly existing, and are not in violation in any respect of any term of its charter, bylaws, or other constitutive documents and that each Notes Party has the requisite power and authority to enter into, execute, and deliver this Agreement and to perform their respective obligations hereunder and have taken all necessary action required for the due authorization, execution, delivery and performance by them of this Agreement;

(b) this Agreement has been duly and validly executed and delivered by each Notes Party and, assuming due and valid execution hereof by the Forbearing Stakeholders, constitutes the valid and binding obligation of each Notes Party, enforceable against each Notes Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;

(c) no approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any governmental authority is necessary or required in connection with the execution, delivery or performance by, or enforcement against, the Notes Parties of this Agreement, other than those obtained prior to the effective date hereof or being obtained in connection herewith; and

(d) As of the date hereof, no Default or Event of Default other than the Specified Default has occurred or is continuing under this Agreement or the Notes Documents.

Section 4.02 Forbearing Stakeholders’ Representations and Warranties. To induce the Notes Parties to execute and deliver this Agreement, each of the Forbearing Stakeholders represents, warrants and covenants that:

(a) such Forbearing Stakeholder holds, beneficially owns or controls the aggregate principal amount of the Notes indicated on its signature page hereto and such Notes are owned free and clear of any pledge, lien, security interest, charge, claim, equity, option, proxy, voting restriction, right of first refusal, or other limitation on disposition, transfer, or encumbrances of any kind, that would adversely affect in any way such Forbearing Stakeholder’s ability to perform any of its obligations under this Agreement at the time such obligations are required to be performed;

(b) such Forbearing Stakeholder has the requisite power and authority to enter into, execute and deliver this Agreement and to perform its respective obligations hereunder and has taken all necessary action required for the due authorization, execution, delivery and performance by it of this Agreement;

(c) this Agreement has been duly and validly executed and delivered by such Forbearing Stakeholder and, assuming due and valid execution hereof by the Notes Parties and the other Forbearing Stakeholders, constitutes the valid and binding obligation of such Forbearing Stakeholder, enforceable against such Forbearing Stakeholder in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law; and

(d) no approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any governmental authority is necessary or required in connection with the execution, delivery or performance by, or enforcement against, such Forbearing Stakeholder of this Agreement, other than those obtained prior to the effective date hereof or being obtained in connection herewith.

SECTION V. MISCELLANEOUS

Section 5.01 Release. The Notes Parties (for themselves and their subsidiaries and affiliates (which, for the avoidance of doubt, shall not include (i) Adam Neumann or any of his affiliates, or (ii) any of the Forbearing SoftBank Parties or their non-Notes Party subsidiaries or affiliates) and the successors, assigns, heirs and representatives of each of the foregoing) (collectively, the “Releasors”) do hereby fully, finally, unconditionally and irrevocably release, waive and forever discharge each of the Forbearing Stakeholders, together with each of their respective subsidiaries and affiliates (which, for the avoidance of doubt, shall not include (i) Adam Neumann or any of his affiliates, or (ii) any of the Notes Parties or their subsidiaries), and each of the directors, officers, members, shareholders, employees, agents, attorneys, advisors, and consultants (including the Forbearing Stakeholder Advisors) of each of the foregoing (collectively, the “Released Parties”), from any and all debts, claims, allegations, obligations, damages, costs, attorneys’ fees, suits, demands, liabilities, actions, proceedings and causes of action, in each case, whether known or unknown, contingent or fixed, direct or indirect, and of whatever nature or description, and whether in law or in equity, under contract, tort, statute or otherwise, which any Releasor has heretofore had or now or hereafter can, shall or may have against any Released Party by reason of any act, omission or thing whatsoever done or omitted to be done by such Released Party, in each case, on or prior to the date hereof solely arising out of this Agreement, the Indentures or any other Notes Document, or any act, event or transaction related or attendant thereto, or the agreements of any Forbearing Stakeholder contained therein, or the possession, use, operation or control of any of the assets of the Notes Parties, in each case other than as a result of such Released Party’s bad faith or wilful misconduct. Each Notes Party represents and warrants that it has no knowledge of any claim by any Releasor against any Released Party or of any facts or acts or omissions of any Released Party which on the date hereof would be the basis of a claim by any Releasor against any Released Party which would not be released hereby.

Section 5.02 Interpretive Matters.

(a) Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, and the term “including” is not limiting. The words “hereof,” “herein,” “hereby,” “hereunder,” and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Section, subsection and clause references herein are to this Agreement unless otherwise specified.

(b) The term “person” as used in this Agreement shall be broadly interpreted to include, without limitation, any individual, corporation, company, partnership or other entity.

(c) Capitalized terms used but not defined in this Agreement have the meanings given to them in the applicable Indentures, unless otherwise specified herein.

Section 5.03 Governing Law; Jury Trial Waiver.

(a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF, BUT INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

(b) EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK CITY IN THE BOROUGH OF MANHATTAN AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT CONTEMPLATED HEREBY, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

(c) EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT IN ANY COURT REFERRED TO IN CLAUSE (B) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(D) THE NOTES PARTIES AND THE FORBEARING STAKEHOLDERS, BY ACCEPTANCE OF THIS AGREEMENT, MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN

RESPECT OF ANY LITIGATION BASED HEREIN, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, THE INDENTURE, THE NOTES DOCUMENTS OR ANY OTHER DOCUMENTS CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY, INCLUDING, WITHOUT LIMITATION, ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS OR ACTIONS OF ANY FORBEARING STAKEHOLDER RELATING TO THE ADMINISTRATION OF THE NOTES OR ENFORCEMENT OF THE INDENTURE ARISING OUT OF TORT, STRICT LIABILITY, CONTRACT OR ANY OTHER LAW, AND AGREE THAT NO PARTY WILL SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED.

Section 5.04 Successors and Assigns. This Agreement shall be binding upon the Notes Parties, the Forbearing Stakeholders and their respective successors and assigns, and shall inure to the benefit of each such person and their permitted successors and assigns.

Section 5.05 Headings. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

Section 5.06 Integration. This Agreement contains the entire understanding of the parties hereto with regard to the subject matter contained herein. This Agreement supersedes all prior or contemporaneous negotiations, promises, covenants, agreements and representations of every nature whatsoever with respect to the matters referred to in this Agreement, all of which have become merged and finally integrated into this Agreement. Each of the parties hereto understands that in the event of any subsequent litigation, controversy or dispute concerning any of the terms, conditions or provisions of this Agreement, no party shall be entitled to offer or introduce into evidence any oral promises or oral agreements between the parties relating to the subject matter of this Agreement not included or referred to herein and not reflected by a writing included or referred to herein.

Section 5.07 Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 5.08 Email. Unless the context of this Agreement clearly requires otherwise, any notice or other communication required by this Agreement, regardless of whether the applicable subsection of this Agreement contemplates email delivery of such notice or communication, may be done via email.

Section 5.09 Amendment. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, without the prior written consent of (a) the Company, (b) the Forbearing SoftBank Parties, (c) the Majority Forbearing AHG Noteholders, and (d) solely to the extent any such amendment, modification, supplement, waiver or consent materially, adversely, and disproportionately affects the Forbearing Cupar Parties, the Forbearing Cupar Parties; provided, that any draft of any such amendment, modification, supplement, waiver or consent shall be shared in advance with the Forbearing Cupar Parties substantially concurrently when the same is shared with the Forbearing SoftBank Parties and the Majority Forbearing AHG Noteholders; provided, further, that any date or deadline herein (including, without limitation, any extension of the Forbearance Period) may be extended only with the prior written consent (email being sufficient) of each of the Forbearing SoftBank Parties, the Forbearing Cupar Parties and the Majority Forbearing AHG Noteholders, and any such extension may be communicated and effectuated by email by the (i) Forbearing SoftBank Parties or Weil, (ii) the Forbearing Cupar Parties or Cooley, and (iii) Forbearing AHG Noteholders or Davis Polk, to counsel to the Company.

Section 5.10 No Implied Waiver or Amendment. Except as expressly set forth herein, this Agreement shall not operate as, be deemed to be or be construed as a waiver, amendment or modification of any term, provision, representation, warranty or covenant contained in the Note Documents.

Section 5.11 Counterparts. This Agreement may be executed in one or more counterparts (and by different parties hereto in different counterparts), each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by telecopier or other electronic transmission of an executed counterpart of a signature page to this Agreement shall be effective as delivery of an original executed counterpart of this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

WEWORK COMPANIES LLC
WW CO-OBLIGOR INC.
WEWORK INC.

By:	/s/ Kurt Wehner
Name:	Kurt Wehner
Title:	Chief Financial Officer

[Signature Page to Forbearance Agreement]

1 BEACON STREET TENANT LLC

1 BELVEDERE DRIVE TENANT LLC

1 GLENWOOD AVE TENANT LLC

1 LINCOLN STREET TENANT LLC

1 MILK STREET TENANT LLC

1 POST STREET TENANT LLC

1 SOUTH DEARBORN STREET TENANT LLC

1 UNION SQUARE WEST HQ LLC

10 EAST 38TH STREET TENANT LLC

10 EAST 40TH STREET HQ LLC

100 BAYVIEW CIRCLE TENANT LLC

100 BROADWAY TENANT LLC

100 S STATE STREET TENANT LLC

100 SUMMER STREET TENANT LLC

10000 WASHINGTON BOULEVARD TENANT LLC

1001 WOODWARD AVE TENANT LLC

1003 EAST 4TH PLACE TENANT LLC

101 EAST WASHINGTON STREET TENANT LLC

101 MARIETTA STREET NORTHWEST TENANT LLC

101 NORTH 1ST AVENUE TENANT LLC

10250 CONSTELLATION TENANT LLC

1031 SOUTH BROADWAY TENANT LLC

10585 SANTA MONICA BOULEVARD TENANT LLC

10845 GRIFFITH PEAK DRIVE TENANT LLC

10885 NE 4TH STREET TENANT LLC

109 S 5TH STREET TENANT LLC

10900 STONELAKE BOULEVARD TENANT LLC

1099 STEWART STREET TENANT LLC

11 PARK PL TENANT LLC

110 110TH AVENUE NORTHEAST TENANT LLC

110 CORCORAN STREET TENANT LLC

110 WALL MANAGER LLC

1100 15TH STREET NW TENANT LLC

1100 LUDLOW STREET TENANT LLC

1100 MAIN STREET TENANT LLC

1111 BROADWAY TENANT LLC

1111 WEST 6TH STREET TENANT LLC

1114 W FULTON MARKET Q LLC

1115 BROADWAY Q LLC

1115 HOWELL MILL ROAD TENANT LLC

1115 W FULTON MARKET Q LLC

115 BROADWAY TENANT LLC

115 EAST 23RD STREET TENANT LLC

1150 SOUTH OLIVE STREET TENANT LLC

By:	/s/ Kurt Wehner
Name:	Kurt Wehner
Title:	Chief Financial Officer

[Signature Page to Forbearance Agreement]

1155 PERIMETER CENTER WEST TENANT LLC

1155 WEST FULTON STREET TENANT LLC

1156 6TH AVENUE TENANT LLC

117 NE 1ST AVE TENANT LLC

1175 PEACHTREE TENANT LLC

11801 DOMAIN BLVD TENANT LLC

12 EAST 49TH STREET TENANT LLC

12 SOUTH 1ST STREET TENANT LLC

120 WEST TRINITY PLACE TENANT LLC

1200 17TH STREET TENANT LLC

1200 FRANKLIN AVENUE TENANT LLC

1201 3RD AVENUE TENANT LLC

1201 WILLS STREET TENANT LLC

1201 WILSON BLVD TENANT LLC

12130 MILLENNIUM DRIVE TENANT LLC

1240 ROSECRANS TENANT LLC

125 S CLARK STREET TENANT LLC

125 WEST 25TH STREET TENANT LLC

12655 JEFFERSON BLVD TENANT LLC

128 SOUTH TRYON STREET TENANT LLC

130 5TH AVENUE TENANT LLC

130 MADISON AVENUE TENANT LLC

130 W 42ND STREET TENANT LLC

1305 2ND STREET Q LLC

1330 LAGOON AVENUE TENANT LLC

1333 NEW HAMPSHIRE AVENUE NORTHWEST TENANT LLC

135 E 57TH STREET TENANT LLC

135 MADISON AVE TENANT LLC

1372 PEACHTREE STREET NE TENANT LLC

1389 PEACHTREE STREET NORTHWEST TENANT LLC

1400 LAVACA STREET TENANT LLC

1410 BROADWAY TENANT LLC

1411 4TH AVENUE TENANT LLC

142 W 57TH STREET TENANT LLC

1430 WALNUT STREET TENANT LLC

1440 BROADWAY TENANT LLC

1448 NW MARKET STREET TENANT LLC

1449 WOODWARD AVENUE TENANT LLC

145 W 45TH STREET TENANT LLC

1450 BROADWAY TENANT LLC

1453 3RD STREET PROMENADE Q LLC

1455 MARKET STREET TENANT LLC

1460 BROADWAY TENANT LLC

148 LAFAYETTE STREET TENANT LLC

By:	/s/ Kurt Wehner
Name:	Kurt Wehner
Title:	Chief Financial Officer

[Signature Page to Forbearance Agreement]

149 5TH AVENUE TENANT LLC

149 MADISON AVENUE TENANT LLC

15 WEST 27TH STREET TENANT LLC

150 4TH AVE N TENANT LLC

152 3RD STREET TENANT LLC

1525 11TH AVE TENANT LLC

1535 BROADWAY TENANT LLC

154 W 14TH STREET TENANT LLC

1547 9TH STREET HQ LLC

1557 WEST INNOVATION WAY TENANT LLC

1560 BROADWAY TENANT LLC

16 EAST 34TH STREET TENANT LLC

160 VARICK STREET TENANT LLC

160 W SANTA CLARA ST TENANT LLC

1600 7TH AVENUE TENANT LLC

1601 ELM STREET TENANT LLC

1601 MARKET STREET TENANT LLC

1601 VINE STREET TENANT LLC

161 AVENUE OF THE AMERICAS TENANT LLC

1615 PLATTE STREET TENANT LLC

1619 BROADWAY TENANT LLC

166 GEARY STREET HQ LLC

1660 LINCOLN STREET TENANT LLC

167 N GREEN STREET TENANT LLC

1700 LINCOLN STREET TENANT LLC

1725 HUGHES LANDING BOULEVARD TENANT LLC

1730 MINOR AVENUE TENANT LLC

17300 LAGUNA CANYON ROAD TENANT LLC

177 E COLORADO BLVD TENANT LLC

1775 TYSONS BOULEVARD TENANT LLC

18 WEST 18TH STREET TENANT LLC

180 GEARY STREET HQ LLC

180 SANSOME STREET TENANT LLC

1814 FRANKLIN ST Q LLC

18191 VON KARMAN AVENUE TENANT LLC

1825 SOUTH GRANT STREET TENANT LLC

1828 WALNUT ST TENANT LLC

183 MADISON AVENUE Q LLC

1840 GATEWAY DR TENANT LLC

185 MADISON AVENUE TENANT LLC

18691 JAMBOREE ROAD TENANT LLC

1875 K STREET NW TENANT LLC

1881 BROADWAY HQ LLC

1900 MARKET STREET TENANT LLC

1900 POWELL STREET TENANT LLC

By:	/s/ Kurt Wehner
Name:	Kurt Wehner
Title:	Chief Financial Officer

Normal;[Signature Page to Forbearance Agreement]

1910 NORTH OLA AVENUE TENANT LLC

1920 MCKINNEY AVE TENANT LLC

195 MONTAGUE STREET TENANT LLC

199 WATER STREET TENANT LLC

2 BELVEDERE DRIVE TENANT LLC

2 EMBARCADERO CENTER TENANT LLC

2 NORTH LASALLE STREET TENANT LLC

20 W KINZIE TENANT LLC

200 BERKELEY STREET TENANT LLC

200 MASSACHUSETTS AVE NW TENANT LLC

200 PORTLAND TENANT LLC

200 SOUTH BISCAYNE BLVD TENANT LLC

200 SOUTH ORANGE AVENUE TENANT LLC

200 SPECTRUM CENTER DRIVE TENANT LLC

201 SPEAR ST TENANT LLC

2031 3RD AVE TENANT LLC

205 HUDSON STREET TENANT LLC

205 NORTH DETROIT STREET TENANT LLC

21 PENN PLAZA TENANT LLC

210 N GREEN PARTNERS LLC

210 N GREEN PROMOTER LLC

2120 BERKELEY WAY TENANT LLC

21255 BURBANK BOULEVARD TENANT LLC

214 WEST 29TH STREET TENANT LLC

22 CORTLANDT STREET HQ LLC

2201 BROADWAY TENANT LLC

221 6TH STREET TENANT LLC

2211 MICHELSON DRIVE TENANT LLC

222 KEARNY STREET TENANT LLC

222 NORTH SEPULVEDA TENANT LLC

222 S RIVERSIDE PLAZA TENANT LLC

2221 PARK PLACE TENANT LLC

2222 PONCE DE LEON BLVD TENANT LLC

225 SOUTH 6TH ST TENANT LLC

225 W 39TH STREET TENANT LLC

229 WEST 36TH STREET TENANT LLC

231 11TH AVE TENANT LLC

2323 DELGANY STREET TENANT LLC

24 FARNSWORTH STREET Q LLC

2-4 HERALD SQUARE TENANT LLC

2401 ELLIOTT AVENUE TENANT LLC

2420 17TH STREET TENANT LLC

2425 EAST CAMELBACK ROAD TENANT LLC

245 LIVINGSTON ST Q LLC

25 WEST 45TH STREET HQ LLC

250 E 200 S TENANT LLC

By:	/s/ Kurt Wehner
Name:	Kurt Wehner
Title:	Chief Financial Officer

[Signature Page to Forbearance Agreement]

250 PARK AVENUE TENANT LLC

255 GIRALDA AVENUE TENANT LLC

255 GREENWICH STREET TENANT LLC

255 S KING ST TENANT LLC

2600 EXECUTIVE PARKWAY TENANT LLC

2700 POST OAK BLVD. TENANT LLC

27-01 QUEENS PLAZA NORTH TENANT LLC

2755 CANYON BLVD WW TENANT LLC

28 2ND STREET TENANT LLC

28 WEST 44TH STREET HQ LLC

29 WEST 30TH STREET TENANT LLC

30 HUDSON STREET TENANT LLC

30 WALL STREET TENANT LLC

300 MORRIS STREET TENANT LLC

300 PARK AVENUE TENANT LLC

3000 OLYM BOULEVARD TENANT LLC

3000 S ROBERTSON BLVD Q LLC

3001 BISHOP DRIVE TENANT LLC

3090 OLIVE STREET TENANT LLC

31 ST JAMES AVE TENANT LLC

3101 PARK BOULEVARD TENANT LLC

311 W 43RD STREET TENANT LLC

3120 139TH AVENUE SOUTHEAST TENANT LLC

315 EAST HOUSTON TENANT LLC

315 W 36TH STREET TENANT LLC

316 WEST 12TH STREET TENANT LLC

3200 PARK CENTER DRIVE TENANT LLC

3219 KNOX STREET TENANT LLC

3280 PEACHTREE ROAD NE TENANT LLC

33 ARCH STREET TENANT LLC

33 EAST 33RD STREET TENANT LLC

33 IRVING TENANT LLC

330 NORTH WABASH TENANT LLC

3300 N. INTERSTATE 35 TENANT LLC

332 S MICHIGAN TENANT LLC

333 WEST SAN CARLOS TENANT LLC

3365 PIEDMONT ROAD TENANT LLC

340 BRYANT STREET HQ LLC

345 4TH STREET TENANT LLC

345 WEST 100 SOUTH TENANT LLC

35 EAST 21ST STREET HQ LLC

353 SACRAMENTO STREET TENANT LLC

35-37 36TH STREET TENANT LLC

360 NW 27TH STREET TENANT LLC

3600 BRIGHTON BOULEVARD TENANT LLC

38 WEST 21ST STREET TENANT LLC

By:	/s/ Kurt Wehner
Name:	Kurt Wehner
Title:	Chief Financial Officer

[Signature Page to Forbearance Agreement]

385 5TH AVENUE Q LLC

3900 W ALAMEDA AVE TENANT LLC

391 SAN ANTONIO ROAD TENANT LLC

40 WATER STREET TENANT LLC

400 CALIFORNIA STREET TENANT LLC

400 CAPITOL MALL TENANT LLC

400 CONCAR DRIVE TENANT LLC

400 LINCOLN SQUARE TENANT LLC

400 SPECTRUM CENTER DRIVE TENANT LLC

4005 MIRANDA AVE TENANT LLC

401 SAN ANTONIO ROAD TENANT LLC

404 FIFTH AVENUE TENANT LLC

4041 MACARTHUR BOULEVARD TENANT LLC

405 MATEO STREET TENANT LLC

408 BROADWAY TENANT LLC

410 NORTH SCOTTSDALE ROAD TENANT LLC

414 WEST 14TH STREET HQ LLC

415 MISSION STREET TENANT LLC

419 PARK AVENUE SOUTH TENANT LLC

420 5TH AVENUE Q LLC

420 COMMERCE STREET TENANT LLC

424-438 FIFTH AVENUE TENANT LLC

428 BROADWAY TENANT LLC

429 LENOX AVE TENANT LLC

430 PARK AVENUE TENANT LLC

4311 11TH AVENUE NORTHEAST TENANT LLC

433 HAMILTON AVENUE TENANT LLC

437 5TH AVENUE Q LLC

437 MADISON AVENUE TENANT LLC

44 EAST 30TH STREET HQ LLC

44 MONTGOMERY STREET TENANT LLC

44 WALL STREET HQ LLC

448 NORTH LASALLE STREET TENANT LLC

45 WEST 18TH STREET TENANT LLC

450 LEXINGTON TENANT LLC

460 PARK AVE SOUTH TENANT LLC

460 WEST 50 NORTH TENANT LLC

475 SANSOME ST TENANT LLC

483 BROADWAY TENANT LLC

49 WEST 27TH STREET HQ LLC

490 BROADWAY TENANT LLC

50 W 28TH STREET TENANT LLC

500 11TH AVE NORTH TENANT LLC

500 7TH AVENUE TENANT LLC

501 BOYLSTON STREET TENANT LLC

501 EAST KENNEDY BOULEVARD TENANT LLC

By:	/s/ Kurt Wehner
Name:	Kurt Wehner
Title:	Chief Financial Officer

[Signature Page to Forbearance Agreement]

501 EAST LAS OLAS BLVD TENANT LLC

501 EASTLAKE TENANT LLC

5049 EDWARDS RANCH TENANT LLC

505 MAIN STREET TENANT LLC

505 PARK AVENUE Q LLC

50-60 FRANCISCO STREET TENANT LLC

511 W 25TH STREET TENANT LLC

515 FOLSOM STREET TENANT LLC

515 N STATE STREET TENANT LLC

5161 LANKERSHIM BOULEVARD TENANT LLC

5215 NORTH O’CONNOR BOULEVARD TENANT LLC

524 BROADWAY TENANT LLC

525 BROADWAY TENANT LLC

53 BEACH STREET TENANT LLC

540 BROADWAY Q LLC

545 BOYLSTON STREET Q LLC

546 5TH AVENUE TENANT LLC

550 7TH AVENUE HQ LLC

550 KEARNY STREET HQ LLC

57 E 11TH STREET TENANT LLC

575 5TH AVENUE TENANT LLC

575 LEXINGTON AVENUE TENANT LLC

5750 WILSHIRE BOULEVARD TENANT LLC

5960 BERKSHIRE LANE TENANT LLC

599 BROADWAY TENANT LLC

6 EAST 32ND STREET WW Q LLC

600 B STREET TENANT LLC

600 CALIFORNIA STREET TENANT LLC

600 H APOLLO TENANT LLC

6001 CASS AVENUE TENANT LLC

601 SOUTH FIGUEROA STREET TENANT LLC

606 BROADWAY TENANT LLC

609 5TH AVENUE TENANT LLC

609 GREENWICH STREET TENANT LLC

609 MAIN STREET TENANT LLC

611 NORTH BRAND BOULEVARD TENANT LLC

615 S. TENANT LLC

625 MASSACHUSETTS TENANT LLC

625 WEST ADAMS STREET TENANT LLC

63 MADISON AVENUE TENANT LLC

65 EAST STATE STREET TENANT LLC

650 CALIFORNIA STREET TENANT LLC

6543 SOUTH LAS VEGAS BOULEVARD TENANT LLC

By:	/s/ Kurt Wehner
Name:	Kurt Wehner
Title:	Chief Financial Officer

[Signature Page to Forbearance Agreement]

655 MONTGOMERY ST TENANT LLC

655 NEW YORK AVENUE NORTHWEST TENANT LLC

660 J STREET TENANT LLC

660 NORTH CAPITOL ST NW TENANT LLC

6655 TOWN SQUARE TENANT LLC

67 IRVING PLACE TENANT LLC

6900 NORTH DALLAS PARKWAY TENANT LLC

695 TOWN CENTER DRIVE TENANT LLC

7 WEST 18TH STREET TENANT LLC

700 K STREET NW TENANT LLC

700 SW 5TH TENANT LLC

708 MAIN ST TENANT LLC

71 5TH AVENUE TENANT LLC

71 STEVENSON STREET Q LLC

711 ATLANTIC AVENUE TENANT LLC

725 PONCE DE LEON AVE NE TENANT LLC

7272 WISCONSIN AVENUE TENANT LLC

729 WASHINGTON AVE TENANT LLC

7300 DALLAS PARKWAY TENANT LLC

731 SANSOME STREET TENANT LLC

75 ARLINGTON STREET TENANT LLC

75 E SANTA CLARA STREET TENANT LLC

75 ROCK PLZ TENANT LLC

750 LEXINGTON AVENUE TENANT LLC

750 WHITE PLAINS ROAD TENANT LLC

755 SANSOME STREET TENANT LLC

756 W PEACHTREE TENANT LLC

77 SANDS TENANT LLC

77 SANDS WW CORPORATE TENANT LLC

77 SLEEPER STREET TENANT LLC

7761 GREENHOUSE RD TENANT LLC

777 6TH STREET NW TENANT LLC

78 SW 7TH STREET TENANT LLC

8 W 40TH STREET TENANT LLC

800 BELLEVUE WAY TENANT LLC

800 MARKET STREET TENANT LLC

800 NORTH HIGH STREET TENANT LLC

801 B. SPRINGS ROAD TENANT LLC

808 WILSHIRE BOULEVARD TENANT LLC

820 18TH AVE SOUTH TENANT LLC

821 17TH STREET TENANT LLC

83 MAIDEN LANE Q LLC

830 BRICKELL PLAZA TENANT LLC

830 NE HOLLADAY STREET TENANT LLC

By:	/s/ Kurt Wehner
Name:	Kurt Wehner
Title:	Chief Financial Officer

[Signature Page to Forbearance Agreement]

8305 SUNSET BOULEVARD HQ LLC

8687 MELROSE AVENUE TENANT LLC

8687 MELROSE GREEN TENANT LLC

88 U PLACE TENANT LLC

880 3RD AVE TENANT LLC

881 PEACHTREE STREET NORTHEAST TENANT LLC

8910 UNIVERSITY CENTER LANE TENANT LLC

90 SOUTH 400 WEST TENANT LLC

901 NORTH GLEBE ROAD TENANT LLC

901 WOODLAND ST TENANT LLC

902 BROADWAY TENANT LLC

920 5TH AVE TENANT LLC

920 SW 6TH AVENUE TENANT LLC

9200 TIMPANOGOS HIGHWAY TENANT LLC

925 4TH AVENUE TENANT LLC

925 N LA BREA AVE TENANT LLC

9777 WILSHIRE BOULEVARD Q LLC

980 6TH AVENUE TENANT LLC

9830 WILSHIRE BOULEVARD TENANT LLC

99 CHAUNCY STREET Q LLC

99 HIGH STREET TENANT LLC

BIRD INVESTCO LLC
CITIES BY WE LLC
COMMON DESK DAYMAKER LLC
COMMON DESK HOLDINGS LLC
EUCLID LLC
FIELDLENS LLC
FIVE HUNDRED FIFTH AVENUE HQ LLC
INSURANCE SERVICES BY WEWORK LLC
LEGACY TENANT LLC
MAILROOM BAR AT 110 WALL LLC
ONE GOTHAM CENTER TENANT LLC
ONE METROPOLITAN SQUARE TENANT LLC
PARKMERCED PARTNER LLC
PLAY BY WEWORK LLC
POWERED BY WE LLC
PROJECT CAESAR LLC
PROJECT STANDBY I LLC
PROLIFIC INTERACTIVE LLC
PXWE FACILITY & ASSET MANAGEMENT SERVICES LLC
SOUTH TRYON STREET TENANT LLC
SPACIOUS TECHNOLOGIES, LLC
THE HUB TENANT LLC

By:	/s/ Kurt Wehner
Name:	Kurt Wehner
Title:	Chief Financial Officer

[Signature Page to Forbearance Agreement]

WALTZ MERGER SUB LLC
WE RISE SHELL LLC
WE WORK 154 GRAND LLC
WE WORK 349 5TH AVE LLC
WE WORK MANAGEMENT LLC
WE WORK RETAIL LLC
WEINSURE HOLDCO LLC
WELKIO LLC
WEWORK 156 2ND LLC
WEWORK 175 VARICK LLC
WEWORK 25 TAYLOR LLC
WEWORK 261 MADISON LLC
WEWORK 54 WEST 40TH LLC
WEWORK ASSET MANAGEMENT LLC
WEWORK COMMONS LLC
WEWORK COMPANIES PARTNER LLC
WEWORK CONSTRUCTION LLC
WEWORK HOLDINGS LLC
WEWORK INTERCO LLC
WEWORK LA LLC
WEWORK LABS ENTITY LLC
WEWORK LITTLE WEST 12TH LLC
WEWORK MAGAZINE LLC
WEWORK REAL ESTATE LLC
WEWORK SERVICES LLC
WEWORK SPACE SERVICES LLC
WEWORK WELLNESS LLC
WILDGOOSE I LLC
WW 1010 HANCOCK LLC
WW 107 SPRING STREET LLC
WW 11 JOHN LLC
WW 110 WALL LLC
WW 111 WEST ILLINOIS LLC
WW 115 W 18TH STREET LLC
WW 1161 MISSION LLC
WW 120 E 23RD STREET LLC
WW 1328 FLORIDA AVENUE LLC
WW 1550 WEWATTA STREET LLC
WW 1601 FIFTH AVENUE LLC
WW 1875 CONNECTICUT LLC
WW 2015 SHATTUCK LLC
WW 205 E 42ND STREET LLC
WW 210 N GREEN LLC
WW 220 NW EIGHTH AVENUE LLC
WW 222 BROADWAY LLC

By:	/s/ Kurt Wehner
Name:	Kurt Wehner
Title:	Chief Financial Officer

[Signature Page to Forbearance Agreement]

WW 2221 SOUTH CLARK LLC
WW 240 BEDFORD LLC
WW 25 BROADWAY LLC
WW 312 ARIZONA LLC
WW 350 LINCOLN LLC
WW 379 W BROADWAY LLC
WW 401 PARK AVENUE SOUTH LLC
WW 5 W 125TH STREET LLC
WW 500 YALE LLC
WW 51 MELCHER LLC
WW 520 BROADWAY LLC
WW 535 MISSION LLC
WW 555 WEST 5TH STREET LLC
WW 5782 JEFFERSON LLC
WW 600 CONGRESS LLC
WW 641 S STREET LLC
WW 718 7TH STREET LLC
WW 745 ATLANTIC LLC
WW 79 MADISON LLC
WW 81 PROSPECT LLC
WW 811 WEST 7TH STREET LLC
WW 85 BROAD LLC
WW 995 MARKET LLC
WW BROOKLYN NAVY YARD LLC
WW BUILDCO LLC
WW ENLIGHTENED HOSPITALITY INVESTOR LLC
WW ONSITE SERVICES AAG LLC
WW ONSITE SERVICES EXP LLC
WW ONSITE SERVICES LLC
WW ONSITE SERVICES SFI LLC
WW ONSITE SERVICES SUM LLC
WW PROJECT SWIFT DEVELOPMENT LLC
WW PROJECT SWIFT MEMBER LLC
WW VENDORCO LLC
WWCO ARCHITECTURE HOLDINGS LLC
CD LOCATIONS, LLC
COMMON DESK DE, LLC
COMMON DESK OPERATIONS LLC
COMMON DESK OC, LLC
COMMON DESK WEST 7TH, LLC
COMMON COFFEE LLC
MISSIONU PBC
WEWORK SPACE SERVICES INC.

By:	/s/ Kurt Wehner
Name:	Kurt Wehner
Title:	Chief Financial Officer

[Signature Page to Forbearance Agreement]

700 NORTH MIAMI TENANT LLC
WEWORK WORKPLACE LLC 3003 WOODBRIDGE AVE TENANT LLC
CREATOR FUND MANAGING MEMBER LLC
WW JOURNAL SQUARE MEMBER LLC
WW JOURNAL SQUARE HOLDINGS LLC
WW 26 JS MEMBER LLC
WEWORK BRYANT PARK LLC
CLUBHOUSE TS LLC

By:	/s/ Kurt Wehner
Name:	Kurt Wehner
Title:	Chief Financial Officer

[Signature Page to Forbearance Agreement]

655 15TH STREET NW TENANT LLC 1701 RHODE ISLAND AVENUE NORTHWEST TENANT LLC 80 M STREET SE TENANT LLC

By:	/s/ Pamela Swidler
Name:	Pamela Swidler
Title:	Secretary

[Signature Page to Forbearance Agreement]

[FORBEARING STAKEHOLDER:]

Name:
Title:

Address:

Email address:

Beneficial Ownership:

Series I First Lien Notes	US$

Series II First Lien Notes	US$

Series III First Lien Notes	US$

Second Lien Notes	US$

Second Lien Exchangeable Notes	US$

Third Lien Exchangeable Notes	US$

[Signature Page to Forbearance Agreement]